Supplement dated June 23, 2022
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Short Term Municipal Bond Fund (the Fund)	9/1/2021
On June 23, 2022, the Fund's Board of Trustees approved changes to the Fund's name, principal investment strategies, and benchmark. As a result, effective on or about September 1, 2022 (the Effective Date), the Fund’s name is changed to Columbia Short Duration Municipal Bond Fund. Accordingly, on the Effective Date, all references in the Prospectus and Summary Prospectus to Columbia Short Term Municipal Bond Fund are hereby deleted and replaced with Columbia Short Duration Municipal Bond Fund. In addition, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The information under the subsection “Principal Investment Strategies” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities that pay interest exempt from U.S. federal income tax (but not necessarily the federal alternative minimum tax). The Fund may invest in securities of qualified issuers, including issuers located in U.S. territories, commonwealths and possessions, such as Guam, Puerto Rico and the U.S. Virgin Islands. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation. The Fund generally invests in securities that, at the time of purchase, are rated investment grade or are unrated but determined to be of comparable quality. The Fund may from time to time emphasize investment exposure to one or more states in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in New York municipal securities.
The Fund’s portfolio duration normally ranges from one to four years.
In connection with the changes to the Fund's principal investment strategies and comparative indices in this Supplement, the information under the subsection "Performance Information” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby revised to add the following:
Effective September 1, 2022, the Fund compares its performance to that of the Bloomberg 1-5 Year Municipal Bond Index (the New Index). Prior to this date, the Fund compared its performance to that of the Bloomberg 1-3 Year Municipal Bond Index (the Former Index). The Fund’s investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies. Information on the Former Index also will be shown for a one-year transition period.
The Fund’s performance prior to September 1, 2022 reflects returns achieved according to different principal investment strategies. If the Fund's current strategies had been in place for the prior periods, results shown may have been different.
The "Average Annual Total Returns" table under the subsection “Performance Information” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	11/02/1993
returns before taxes		0.63%	1.17%	1.01%
returns after taxes on distributions		0.63%	1.17%	1.01%
returns after taxes on distributions and sale of Fund shares		0.86%	1.17%	1.03%
Class Adv returns before taxes	03/19/2013	2.05%	1.65%	1.37%
Class C returns before taxes	05/19/1994	-0.06%	0.59%	0.35%
Class Inst returns before taxes	10/07/1993	1.95%	1.59%	1.35%
Class Inst2 returns before taxes	11/08/2012	1.99%	1.68%	1.42%
Class Inst3 returns before taxes	03/01/2017	2.04%	1.67%	1.39%
Bloomberg 1-5 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		2.83%	1.98%	1.87%
Bloomberg 1-3 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		2.15%	1.62%	1.39%

SUP223_04_004_(06/22)

The rest of the section remains the same.
The information under the subsection “Principal Investment Strategies” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities that pay interest exempt from U.S. federal income tax (but not necessarily the federal alternative minimum tax). The Fund may invest in securities of qualified issuers, including issuers located in U.S. territories, commonwealths and possessions, such as Guam, Puerto Rico and the U.S. Virgin Islands. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation. The Fund generally invests in securities that, at the time of purchase, are rated investment grade or are unrated but determined to be of comparable quality. The Fund may from time to time emphasize investment exposure to one or more states in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in New York municipal securities.
The Fund’s portfolio duration normally ranges from one to four years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.
Columbia Management Investment Advisers, LLC (the Investment Manager) evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Investment Manager also considers local, national and global economic conditions, market conditions, interest rate movements and other relevant factors in allocating the Fund’s assets among issuers, securities, industry sectors and maturities.
The Investment Manager, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate tax-exempt income. The Investment Manager considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.
The Investment Manager may sell a security if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may not be changed without shareholder approval.
Shareholders should retain this Supplement for future reference.
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SUP223_04_004_(06/22)